Summary Prospectus 2020
BMO Mid-Cap Value Fund
Class I MRVIX | Class A BAMCX | Class R6 BMVGX	As of December 29, 2020

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at bmofunds.com/documents/equity. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2020, are incorporated by reference into this Summary Prospectus.
Notification of electronic delivery of shareholder materials
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your broker/dealer, investment professional, or financial institution. Instead, the reports will be made available online at bmofunds.com/documents/equity, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at 1-800-236-FUND (3863) or send an email request to bmofundsus.services@bmo.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts and waivers is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 93 of this Prospectus, under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 94 of this Prospectus, under “Appendix–Sales Charge Waivers” on page 128 of this Prospectus, and “How to Buy Shares” beginning on page B-36 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.36%	0.36%	0.21%
Total Annual Fund Operating Expenses	1.05%	1.30%	0.90%
Fee Waiver and Expense Reimbursement(2)	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	1.24%	0.84%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.99% for Class I, 1.24% for Class A, and 0.84% for Class R6 through December 31, 2021. This expense limitation agreement may not be terminated prior to December 31, 2021 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2021. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 101	$ 620	$ 86
3 Years	$ 328	$ 886	$ 281
5 Years	$ 574	$1,172	$ 493
10 Years	$1,277	$1,984	$1,102
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

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Summary Prospectus 2020
BMO Mid-Cap Value Fund
Class I MRVIX | Class A BAMCX | Class R6 BMVGX	As of December 29, 2020

Principal Investment Strategies
The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Value Index. The largest company by market capitalization in the Russell Midcap® Value Index was approximately $41.4 billion as of October 31, 2020 and the median market capitalization of companies in the Index as of the same period was $7.3 billion. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, value-oriented approach focusing on high quality companies with long-term capital appreciation potential that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. The Adviser also integrates environmental, social, and governance (ESG) considerations into its investment process. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.

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Summary Prospectus 2020
BMO Mid-Cap Value Fund
Class I MRVIX | Class A BAMCX | Class R6 BMVGX	As of December 29, 2020

Class I—Annual Total Returns (calendar years 2010-2019)
The return for the Class I shares of the Fund from January 1, 2020 through September 30, 2020 was (18.88)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2013	13.44%
Worst quarter	9/30/2011	(20.57)%
Average Annual Total Returns through 12/31/19
	1 Year	5 Years	10 Years
Class I (Inception 1/31/2008)
Return Before Taxes	20.65%	5.34%	10.60%
Return After Taxes on Distributions	20.13%	2.26%	8.14%
Return After Taxes on Distributions and Sale of Fund Shares	12.42%	3.58%	8.23%
RMCVI (reflects no deduction for fees, expenses or taxes)	27.06%	7.62%	12.41%
LMCVI (reflects deduction of fees and no deduction for sales charges or taxes)	23.93%	5.90%	10.52%

	1 Year	5 Years	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	14.20%	4.01%	5.06%
Class R6 (Inception 5/27/2014)
Return Before Taxes	20.68%	5.49%	6.43%
RMCVI (reflects no deduction for fees, expenses or taxes)	27.06%	7.62%	8.14%
LMCVI (reflects deduction of fees and no deduction for sales charges or taxes)	23.93%	5.90%	6.08%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell Midcap® Value Index (RMCVI) measures the performance of those companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. Those companies also are included in the Russell 1000® Value Index.
The Lipper Mid-Cap Value Funds Index (LMCVI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David Corris, J.P. Gurnee, and Thomas Lettenberger co-manage the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Corris, Head of Disciplined Equities and a Managing Director of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since October 2016. Mr. Gurnee, a Vice President and Portfolio Manager of the Adviser, joined the Adviser in 2018 and has co-managed the Fund since December 2020. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since October 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds - U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.

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Summary Prospectus 2020
BMO Mid-Cap Value Fund
Class I MRVIX | Class A BAMCX | Class R6 BMVGX	As of December 29, 2020

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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